OPPENHEIMER CONVERTIBLE SECURITIES FUND
                   Class N Share Certificate (8-1/2" x 11")

I.    FACE OF CERTIFICATE (All text and other matter lies within
      -------------------
      8-1/4" x 10-3/4" decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]

                              (upper right  corner)  [share  certificate  no.]
                  XX-000000

                              (upper  right box,  CLASS N SHARES  below  cert.
                  no.)

                            (centered below boxes)
                                Bond Fund Series
               Series: Oppenheimer Convertible Securities Fund
                         A MASSACHUSETTS BUSINESS TRUST

(at left)  THIS IS TO CERTIFY THAT        (at right) SEE REVERSE FOR
                                          CERTAIN DEFINITIONS
                                          (box with number) CUSIP __________

(at left)  is the owner of

                  (centered) FULLY PAID CLASS N SHARES OF BENEFICIAL INTEREST OF OPPENHEIMER Convertible Securities Fund, a series of Bond Fund Series
      (hereinafter called the "Fund"), transferable only on the books of the Fund by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

      WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

      (signature              Dated:            (signature
      at left of seal)                          at right of seal)
      /s/ Brian W. Wixted                       /s/ Bridget A. Macaskill

      TREASURER                           PRESIDENT

                             (centered at bottom)
                  1-1/2" diameter facsimile seal with legend
                                BOND FUND SERIES
                                      SEAL
                                      1986
                          COMMONWEALTH OF MASSACHUSETTS
(at lower right, printed vertically)                               Countersigned
                                    OPPENHEIMERFUNDS SERVICES
                                    [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                    Denver (CO.) Transfer Agent

                                    By ____________________________
                                          Authorized Signature

II.   BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
      -------------------

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common TEN ENT - as tenants by the entirety JT TEN WROS NOT TC - as joint tenants with rights of survivorship and not as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                    (Cust)                        (Minor)

                              UNDER UGMA/UTMA ___________________
                                                      (State)

Additional abbreviations may also be used though not on above list.
For Value Received ................  hereby sell(s), assign(s) and transfer(s)
unto
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)


(Please print or type name and address of assignee)

________________________________________________Class  N  Shares  of  beneficial interest represented by the within certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                              Signed: __________________________

                                    -----------------------------------
                                    (Both must sign if joint owners)

                                    Signature(s) __________________________
                                    guaranteed  Name of Guarantor

                                       by:
                                              Signature of
                                              Officer/Title

(text printed                 NOTICE:  The  signature(s)  to  this  assignment
must correspond
vertically to right           correspond  with the name(s) as written upon the
face of the
of above paragraph            certificate   in   every   particular    without
alteration or enlargement
                        or any change whatever.

(text printed in              Signatures must be guaranteed by a financial
box to left of                institution   of  the  type   described  in  the
current
signature(s))                 prospectus of the Fund.


PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle. It is invalid without this "four hands" watermark: logotype




                   THIS SPACE MUST NOT BE COVERED IN ANY WAY





















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